                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                               December 24, 1999



                                   DQE, Inc.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Pennsylvania                   1-10290                25-1598483
          ------------                   -------                ----------
 (State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
  incorporation or organization)                             Identification No.)



                    Cherrington Corporate Center, Suite 100
         500 Cherrington Parkway, Coraopolis, Pennsylvania  15108-3184
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



      Registrant's telephone number, including area code:   (412) 262-4700



                                      N/A
         (Former name or former address, if changed since last report.)

Items 1-4.  Not applicable.


Item 5.  Other Events.

     Incorporated herein by reference as Exhibit 99.1 is a press release issued on December 24, 1999.


Item 6.  Not applicable.


Item 7.  Exhibit.

         99.1  Press release.


Items 8-9.  Not applicable.



                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                      DQE, Inc.
                                                    ------------
                                                    (Registrant)



Date     December 24, 1999                        /s/ Morgan K. O'Brien
         -----------------------           ------------------------------------
                                                       (Signature)
                                                    Morgan K. O'Brien
                                           Vice President--Corporate Development